                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                 ------------


                                   FORM 8-K

                               CURRENT REPORT
                                 PURSUANT TO
                          SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):      September 25, 1998
                                                 -----------------------------

                              ODS NETWORKS, INC.
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           (Exact Name of Registrant as Specified in Its Charter)

                                   Delaware
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               (State of Other Jurisdiction of Incorporation)

        000-20191                                             75-1911917
 (Commission File Number)                                   (IRS Employer
                                                          Identification No.)

 1101 East Arapaho Road, Richardson, Texas                      75081
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 (Address of Principal Executive Offices)                     (Zip Code)

                               (972) 234-6400
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            (Registrant's Telephone Number, Including Area Code)

                                     N/A
------------------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS.

     On September 25, 1998, ODS Networks, Inc. ("the Registrant") acquired certain assets from Science Applications International Corporation, a Delaware corporation ("SAIC"), including the software program Computer Misuse and Detection System ("CMDS"), and certain products under development including Vunerability Assessment System ("VAS"), Audit Monitoring and Intrusion Detection System ("AMIDS") and Malicious Code Detection and Eradication System ("MCDES"), and certain other assets, including computer hardware and software and $1,500,000 in cash (collectively, the "Assets").
In consideration for the Assets, the Registrant issued to SAIC (i) 1,600,000 shares of the Registrant's common stock, par value $0.01 per share, (ii) a Warrant to purchase 750,000 shares of the Registrant's common stock at an exercise price of $8.00 per share, exercisable at any time on or before March 25, 2000, and (iii) a Warrant to purchase 750,000 shares of the Registrant's common stock at an exercise price of $10.50 per share, exercisable at any time on or before September 25, 2000.

     Pursuant to the Stockholder and Voting Agreement dated as of September 25, 1998 by and among the Registrant, SAIC and certain stockholders of the Registrant, the Registrant and such stockholders have agreed, for so long as SAIC beneficially owns, directly or indirectly, the lesser of (i) five percent (5%) or more of the outstanding shares of common stock of the Registrant or (ii) 1,000,000 shares of common stock of the Registrant to cause the Board of Directors of the Registrant to be increased from five (5) to six (6) members and for a designee of SAIC to be elected to the Board, and granted certain other rights with respect to further increases in the number of members of the Board of Directors of the Registrant, approval rights with respect to certain corporate transactions and certain preemptive rights. As a condition to the acquisition of the Assets, and effective as of September 25, 1998, the Board of Directors of the Registrant was increased to six (6) members and William A. Roper, Chief Financial Officer of SAIC, was elected to the Registrant's Board of Directors.

     The terms of the acquisition were the result of arm's-length negotiations between the Registrant and SAIC. All shares of common stock issued in this transaction were issued (and will be issued) out of Registrant's authorized but unissued Common Stock. The securities issued to SAIC were issued pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") provided by
Section 4(2) thereof. The Registrant granted SAIC certain rights with respect the registration under the Securities Act of the shares of common stock issued to SAIC, and any shares issued to SAIC upon exercise of the Warrants.

     The Registrant is not aware of any pre-existing material relationships between SAIC and the Registrant, its affiliates, its directors or officers, or any associate of any such director or officer.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED:  Not applicable.

     (b)  PRO FORMA FINANCIAL INFORMATION.  Not applicable.


     (c)  EXHIBITS.

          2.1* Asset and Securities Purchase Agreement, dated as of September 25, 1998, by and among the Registrant and Science Applications International Corporation. (The schedules and exhibits which are referenced in the list of schedules and exhibits and elsewhere in such agreement are hereby incorporated by reference. Such schedules and exhibits which are not included as exhibits to this Form 8-K will be furnished supplementally to the Commission upon request.)

          99.1 Text of press release of the Registrant, dated September 28, 1998, announcing the acquisition.

          99.2 Text of press release of the Registrant, dated September 28, 1998, announcing the acquisition.

          99.3 Registration Rights Agreement, dated as of September 25, 1998, by and between the Registrant and Science Applications International Corporation.

          99.4 $8.00 Warrant to Purchase Common Stock of the Registrant, dated September 25, 1998, issued to Science Applications International Corporation.

          99.5 $10.50 Warrant to Purchase Common Stock of the Registrant, dated September 25, 1998, issued to Science Applications International Corporation.

          99.6 Stockholder and Voting Agreement, dated as of September 25, 1998, by and among Science Applications International Corporation, the Registrant and certain stockholders of the Registrant.

          99.7 Strategic Alliance Agreement, dated as of September 25, 1998, by and between Science Applications International Corporation and the Registrant.

          99.8* Software Royalty, Grant Back and Improvements License Agreement, dated as of September 25, 1998, by and between Science Applications International Corporation and the Registrant.

          99.9* PartnersPlus Agreement, dated September 25, 1998, by and between the Registrant and Science Applications International Corporation.
_______________________

* Portions of this document are subject to a request for confidential treatment filed with the Commission.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ODS NETWORKS, INC.



Dated:  October 13, 1998              By:  /s/ Timothy W. Kinnear
                                          ------------------------------------
                                          Timothy W. Kinnear, Vice President
                                          and Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit No.    Description of Exhibit
-----------    ----------------------
2.1*           Asset and Securities Purchase Agreement, dated as of September
               25, 1998, by and among the Registrant and Science Applications
               International Corporation.  (The schedules and exhibits which are referenced in the list of schedules and exhibits and
               elsewhere in such agreement are hereby incorporated by
               reference.  Such schedules and exhibits which are not included as exhibits to this Form 8-K will be furnished supplementally to the Commission upon request.)

99.1 Text of press release of the Registrant, dated September 28, 1998, announcing the acquisition.

99.2 Text of press release of the Registrant, dated September 28, 1998, announcing the acquisition.

99.3 Registration Rights Agreement, dated as of September 25, 1998, by and between the Registrant and Science Applications International
               Corporation.

99.4           $8.00 Warrant to Purchase Common Stock of the Registrant, dated
               September 25, 1998, issued to Science Applications International
               Corporation.

99.5           $10.50 Warrant to Purchase Common Stock of the Registrant, dated
               September 25, 1998, issued to Science Applications International
               Corporation.

99.6 Stockholder and Voting Agreement, dated as of September 25, 1998, by and among Science Applications International Corporation, the Registrant and certain stockholders of the Registrant.

99.7 Strategic Alliance Agreement, dated as of September 25, 1998, by and between Science Applications International Corporation and the Registrant.

99.8* Software Royalty, Grant Back and Improvements License Agreement, dated as of September 25, 1998, by and between Science
               Applications International Corporation and the Registrant.

99.9* PartnersPlus Agreement, dated September 25, 1998, by and between the Registrant and Science Applications International
               Corporation.


_______________________

* Portions of this document are subject to a request for confidential treatment filed with the Commission.


                                      2